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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  May 8, 1997
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                                 Popular, Inc.
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            (Exact name of registrant as specified in its charter)


 COMMONWEALTH OF PUERTO RICO        NO. 0-13818    NO. 66-0416582
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(State or other jurisdiction of     (Commission    (IRS Employer
 Incorporation                       File Number)   Identification No.)



          209 MUNOZ RIVERA AVENUE
           HATO REY, PUERTO RICO                           00918
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  (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (787) 765-9800
                                                     --------------



        --------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5. Other Events

        On May 8, 1997, the Board of Directors of Popular, Inc. (the "Corporation"), authorized the repurchase of up to 3 million shares of the outstanding common stock of the Corporation.

        The repurchase program is being implemented to offset the issuance of shares in the Corporation's acquisitions of Roig Commercial Bank in Puerto Rico and National Bancorp, Inc., the parent of America Midwest Bank in Illinois.

        This new authorization for repurchase of shares replaces an authorization announced on December 15, 1994. The Corporation did not repurchase any shares under prior authorization.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

        99(a) News release, dated May 8, 1997, announcing the Corporation's Board of Directors authorization to repurchase up to 3 million shares of common stock.



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                                  SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        POPULAR, INC.
                                                        -------------
                                                         (Registrant)



Date: May 8, 1997               By:     /s/ Amilcar L. Jordan
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                                Name :  Amilcar L. Jordan, Esq.
                                Title:  Senior Vice President and Comptroller




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                                Exhibit Index
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Exhibit Number          Description
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99(a)                   News release, dated May 08, 1997